

City Center (White Plains, NY)


THE FRESH MARKET

Beechwood Promenade (Athens, GA)



Delray Marketplace (Delray, FL)

KITE

INVESTOR UPDATE

May 2015

888 577 5600 kiterealty.com

KRG LISTED NYSE

COMPANY SNAPSHOT

KITE KRG NYSE

KITE REALTY GROUP TRUST	
Headquarters	Indianapolis, IN
NYSE Ticker	KRG
Share Price	$28.53
Market Capitalization	$2.5bn
Enterprise Value	$3.9bn
Dividend Yield (2)	3.9%



White Plains, NY
Indianapolis, IN
Las Vegas, NV
Raleigh, NC
Dallas, TX
Orlando, FL

Note: Cities referenced denote regional office locations.

3-YEAR TOTAL RETURN AS OF 12/31/14



81%
75%
69%
59%
Kite
Russell 3000
SNL Retail REIT Index
SNL US Equity REIT Index

ABR BY GEOGRAPHY (1)



NV, 9%
TRI-ST, 7%
NC, 6%
OK, 4%
GA, 4%
VA, 3%
UT, 3%
TN, 2%
SC, 2%
AL, 2%
Other, 0%
FL, 26%
IN, 16%
TX, 12%

Note: All data as of 03/31/15 unless otherwise noted.

1. ABR excludes ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.
2. Source: Bloomberg; as of 04/16/15.

WHAT DIFFERENTIATES KITE?

KITE KRG NYSE

1. Long-standing management team & strong corporate governance
2. 13% dividend growth over the last 12 months
3. Robust platform results in top tier operational efficiencies
4. Simple corporate structure allows for nimble execution
5. Diverse, high-quality portfolio; ABR: $15.20
6. Strong development / redevelopment capabilities

PROVEN TRACK RECORD

KITE KRG NYSE

1 Seasoned Leadership; Strong Governance

- ✓ 31-year history of managing and operating portfolio
- ✓ Management averages 25 years in the industry
- ✓ Board elected annually for 1 year term
- ✓ Majority voting for director elections
- ✓ Board refreshment; majority elected <2 years ago
- ✓ 8 of 9 trustees (89%) are independent
- ✓ 100% board committee independence
- ✓ All board members have Company investment
- ✓ No poison pill
- ✓ No stockholder rights plan

2 Above Industry Average Dividend Yield [1]



3.4%
3.6%
3.6%
3.7%
Peer Median
Q1'13
2014 YE
Q1'15

1. Source: Bloomberg; as of 03/31/15. Peers include BRX, DDR, EQY, EXL, FRT, KIM, REG, ROIC, RPAI, RPT and WRI.

❸ ACHIEVING PEAK OPERATING PERFORMANCE

KITE KRG NYSE

- ✓ Updated and integrated top tier operating systems
- ✓ Lean corporate structure that is simple and nimble
- ✓ In-house tax effort focused on maximizing efficiencies
- ✓ Direct-to-tenant waste removal platform
- ✓ Energy-conservation initiative expanding throughout portfolio
- ✓ Tenant mentorship initiative supports health of small shops

Results in an all-time-high recovery ratio of 91.3%, a nimble internal control and budget process and the ability to drive performance at each asset

❸ TOP TIER OPERATING EFFICIENCY

KITE KRG NYSE

Kite efficiency metrics are among the best in the industry



G&A / Revenues (%)
4.4%
4.7%
5.0%
5.7%
6.5%
7.2%
8.2%
8.9%
9.4%
9.9%
9.9%
13.6%
WRI
FRT
KRG
RPAI
BRX
ROIC
DDR
KIM
REG
RPT
EQY
EXL



NOI Margin (%)
75.7%
74.2%
74.1%
73.7%
73.5%
72.8%
71.0%
70.9%
70.8%
70.2%
69.7%
68.9%
EXL
EQY
BRX
ROIC
KRG
REG
RPT
KIM
RPAI
DDR
WRI
FRT

Source: As of YE 2014 per company financials.

4 SIMPLE CORPORATE STRUCTURE

KITE KRG NYSE

Overview of Joint Venture Exposure

- ✓ Simple structure versus peer group
- ✓ <1% of EBITDA attributable to JV exposure
- ✓ <$45mm in JV exposure on balance sheet
- ✓ Recently purchased City Center partner's share

Ongoing Strategy And Rationale

- ✓ Maintain simplicity for greatest flexibility
- ✓ Ability to improve health and quality of assets
- ✓ Future opportunities exist to buyout partners
- ✓ Ability to selectively engage, yet not over-expose


Joint Venture Properties / Total Properties
Limited JV exposure allows greatest flexibility within existing portfolio; ability to capitalize on future opportunities as they arise
Peer average: 20%
0.0%
0.2%
0.5%
11.0%
16.0%
16.8%
17.1%
27.8%
41.6%
44.7%
45.8%
ROIC
BRX
RPAI
KRG
RPT
FRT
EQY
WRI
REG
KIM
DDR

Source: YE 2014 per company financials. Excludes EXL given recent Blackstone announcement. Joint Venture exposure based on number of properties and includes both unconsolidated and consolidated.

PORTFOLIO OVERVIEW

5 OVER 70% OF ABR FROM TOP 50 MSAs

KITE KRG NYSE

Regional Approach Proves Impactful As Majority Of Portfolio Income From Top Markets



94% of the West's ABR from Top 50 MSA
90% of TX/OK's ABR from Top 50 MSA
77% of the Midwest's ABR from Top 50 MSA
73% of the NE's ABR from Top 50 MSA
64% of the SE's ABR from Top 50 MSA
45% of FL's ABR from Top 50 MSA

Source: Top 50 MSAs based on population counts from the U.S. Census.

KITE KRG NYSE

ABR INCREASED TO $15.20 AND MORE THAN 66% OF ASSETS INCLUDE A GROCERY COMPONENT

Summary Statistics (1)

Number of Properties	117
Number of States	22
Total GLA (SF)	23.3mm
Owned GLA (SF)	16.2mm
Total Leased (Owned SF)	94.8%
Shop Leased (Owned SF)	85.9%
Annualized Base Rent (Per SF)	$15.20
Ground Lease (ABR)	$17.8mm
Average Center Size (SF)	202,000
Portfolio Demographics (3)	
Average Household Income	> $80,000
Population	> 144,000

Retail Diversification By ABR (1)

By Property Type

66% Of Assets Anchored With A Grocery



Other, 2% (2)
Grocery Anchored, 14%
Power / Regional Center, 32%
Hybrid (Power W/ Grocery), 52%

1. As of Q1 2015.
2. Other includes office, unanchored strip centers and single tenant assets.
3. Based on 5-mile radius. Source: demographic data from AGS.

kiterealty.com

5 TOP TIER GROCERS ANCHOR OUR PORTFOLIO

KITE KRG NYSE

Grocery Breakdown By Shopping Center ABR (1)



Earth Fare 2%
Whole Foods 3%
Marsh 3%
Kroger 4%
Sprouts 4%
Fresh Market 5%
Shop Rite 5%
Other 17%
Target 22%
Publix 14%
Walmart / Sam's Club 21%

1. As of 03/31/15 per the Company financials.

5 CREDIT STRENGTH OF PORTFOLIO

KITE KRG NYSE

STRONG MIX OF TENANTS ACROSS OUR DIVERSIFIED PORTFOLIO

Continued support of strong tenants further enhances the quality and strength of our assets; limited exposure to any single tenant provides additional insulation from the retail industry cycles

TOP 10 TENANTS BY ABR

Tenant	# Stores	% ABR
Publix	18	3.4%
T.J.maxx	19	2.3%
PetSmart	18	2.2%
Office Depot Max	19	2.0%
Lowe's	5	2.0%
Ross Dress for Less	15	1.8%
Dick's Sporting Goods	9	1.8%
Bed Bath & Beyond	14	1.7%
Michaels	13	1.5%
Walmart	6	1.5%
Total	136	20.2%

HIGH QUALITY & DIVERSE TENANT BASE

- No single tenant over 3.4% of ABR
- 60% of our top 10 are investment grade rated

GOOD REAL ESTATE WINS

- Tenants' transient nature has limited impact given our best in class real estate
- Only 2 tenants remain in our top 10 since our IPO in 2004 (Lowes and Publix)

5 KEY SUBMARKETS DRIVE FUTURE GROWTH

KITE KRG NYSE

PORTFOLIO QUALITY SUPPORTED BY STRONGEST SUBMARKETS WITHIN TOP 5 STATES

Kite's centers well positioned for growth due to demographic profile and affluent consumer base across the portfolio's largest 5 markets



Average Household Income ($000s)
$72
$75
$63
$92
$64
$85
$70
$79
$66
$81
Florida
Indiana
Texas
Nevada
North Carolina
State Average
KRG Portfolio; 3-Mile Radius

Source: demographic data from AGS; 3-mile radius shown.

5 DIVERSE DEVELOPMENT CAPABILITIES

KITE KRG NYSE

DEVELOPMENT EXPERTISE ENHANCES CORE RETAIL FOCUS

Development background and expertise in mixed-use products provides opportunity for Kite to produce incremental returns and insulates profit from economic cycles

Core Retail Platform (97%) → Development Background & Expertise → Incremental Return Via Mixed-Use Opportunities

Eddy Street Commons (South Bend, IN)


Jamba Juice

Lifestyle Center on Notre Dame campus containing office, retail, residential, and hotel. Anchored by the University, Brothers Bar & Grill, Urban Outfitters and Hammes ND Bookstore

Parkside Town Commons (Cary, NC)


FIELD & STREAM

Power Center outside of Raleigh containing ~300 multi-family units. Anchored by Frank Theater, Target, Harris Teeter, Golf Galaxy, Petco and Field & Stream

5 MAXIMIZING INCREMENTAL RETURN

KITE KRG NYSE

RISK MITIGATING FACTORS FACILITATE MIXED-USE RETURNS

- Ability to develop profitable real estate despite challenging environments and rising land costs
- Maintained control and upside potential while developing partnerships in non-retail components
- Focused efforts on dense suburban locations with high day and nighttime traffic

	Eddy Street Commons	Parkside Town Commons
TIF Financing	✓	
Non-Retail Partners	✓	✓
Ground And Air Rights Leases	✓	✓
Phased Development	✓	✓
Sold / Ability To Sell Land Parcels	✓	✓
Incremental Return	~9.5%	Est. 8-9%

Reducing Risk; Maintaining Upside

5 CONSISTENT OPERATORS OF QUALITY ASSETS

KITE KRG NYSE

Same-Property NOI Growth > 4% For Over 2 Years



Same-Property NOI Growth (%)
6.0
5.0
4.0
3.0
2.0
5.2
4.4
4.9
4.9
4.7
4.4
4.7
4.8
4.4
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15

Growing ABR Through High Quality Assets



Base Rent Per Owned GLA
$15.50
$14.00
$12.50
$11.00
$12.80
$13.26
$12.95
$13.18
$15.15
$15.20
2010
2011
2012
2013
2014
Current

FUTURE GROWTH INITIATIVES

PORTFOLIO NOI GROWTH COMPOSITION

ANNUAL NOI GROWTH FACTORS

Expect average annual NOI growth to stem from a number of factors over the next 24 months; additional growth to come from external opportunities.

External Opportunities

- Revised 2015 guidance increased acquisition opportunities from $80mm to $125mm
- Additional investments will grow NOI further

Operational Excellence

- Contractual rent bumps to add ~1.25% of NOI growth annually (2015-2016)
  - Target 3% annual rent bumps for shops
- Lease-up opportunities
  - Increase shop occupancy to 90%; estimated NOI of ~$4.5mm
  - Maintain cash renewal spreads of 5-8%
- Operating expense control

Development

- Anticipate approximately $11mm incremental NOI from existing developments
- Begin construction at Tamiami and Holly Springs Phase II

Redevelopment / Repositioning

- Target ~$100mm in redevelopment / repositioning opportunities over the next 18-24 months
- Begin construction at City Center in 2016


Total NOI Growth of 7.5+%
3%
2.5%
2%

6 REDEVELOPMENT COMPOSITION BY TYPE

KITE KRG NYSE

THE 3 R'S: REDEVELOPMENT, REPOSITION, REPURPOSE

The $100mm in redevelopment estimated over the next 18-24 months can be broken down into the 3 categories: redevelopment, repositioning and repurposing.

Redevelopment Pipeline Composition



Redevelopment
60-65%
Reposition
25%
Repurpose
10-15%

E.g. Cool Springs, Nashville and Portofino, Houston Optimizing tenant mix, minor asset enhancements

E.g. The Corner, Indianapolis Transforming function / use of the asset to drive NOI growth

E.g. City Center, White Plains / New York, Burnt Store, Punta Gorda Traditional redevelopment, involving substantial improvements

ACQUISITION CASE STUDY: COLLEYVILLE DOWNS

KITE KRG NYSE

Summary

- **Overview:** Large shopping center located in the MSA of Dallas, TX; specifically, in Colleyville, an affluent suburb between Dallas and Ft. Worth Texas
- **GLA:** 201,000 SF
- **Leased:** 92% leased at time of closing
- **Opportunity:** Newly-opened Whole Foods and below-market rents provide near-term NOI growth opportunity
- **Anchors:** Whole Foods, Petco, Ace Hardware
- **Population:** 80,000 (3-mile) 255,000 (5-mile)
- **3-Mile Average HH Income:** $127,000



"The Colleyville Downs acquisition is another example of our ability to source off-market opportunities and acquire first class real estate in our core markets," said John Kite, Chairman and Chief Executive Officer. "Many of the existing leases predate the new Whole Foods Market and further support our ability to create additional value through lease-up and below-market rent opportunities."

BALANCE SHEET

STRONG BALANCE SHEET & CAPITAL ALLOCATION

KITE KRG NYSE

Current Balance Sheet Supports Future Initiatives



Net Debt / EBITDA Multiple
10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
9.1x
9.7x
8.6x
7.4x
6.5x
6.2x
2010
2011
2012
2013
2014
Current

Balance Sheet Metrics
Fixed Charge: ~3.0x
Avg. Maturity: ~5 years

BALANCE SHEET OBJECTIVES

- Maintain and improve investment grade ratings over the medium to long-term
- Maintain net debt / EBITDA around 6.0x
- Maintain fixed charge above 2.5x
- Reduce floating rate exposure to 15% or less within the next 6-9 months
- Continue to extend average maturities
- Increase unencumbered assets to greater than 50% of gross asset value (near-term); grow to 65% or greater over the long-term

WELL-STAGGERED DEBT MATURITY PROFILE

KITE KRG NYSE

KRG's Debt Maturity Schedule [1]



($mm)
$500
Another $147mm of additional line expansion capacity available
500
400
300
200
100
0
$200
$300
$74
$261
$50
$71
$276
$178
$249
$164
$12
Revolver
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026+
Mortgage Debt
Corporate Debt
Construction Debt
Capacity
Drawn

1. Chart excludes scheduled principal payments and net premiums. Term Loan is shown at final maturity after extension option exercised. Revolver scheduled to mature in 2019, after extension option exercised.

INDUSTRY UPDATE

REAL ESTATE RETURNS TO REMAIN ATTRACTIVE

KITE KRG NYSE

REAL ESTATE RETURNS ABLE TO WITHSTAND A POTENTIAL RISE IN RATES

The spread between strip REIT implied cap rates and triple-B corporate bond yields remains elevated to the industry's peak, providing meaningful cushion for any potential rate increase over the foreseeable future

Current Spread Provides Cushion To Future Rising Rate Environment (1)



Implied Strip REIT Cap Rates vs. BBB-Credit Index
4.5%
3.0%
1.5%
0.0%
-1.5%
2003
2005
2007
2009
2011
2013
2015
Annual Spread Averages
2004: ~200 bps
2005: ~110 bps
2006: ~15 bps
2014-2015 YTD: ~250 bps
10-Year UST Rate Forecasts
Q2'15: 2.16%
Q3'15: 2.35%
Q4'15: 2.52%
Q1'16: 2.72%

1. Source: Barclays Bond Index and Bloomberg.

DESPITE MODEST IMPROVEMENT, SUPPLY / DEMAND DYNAMIC REMAINS

Demand for retail continues to be attractive as retail supply remains 65% below 15-year average; industry data supports non-mall retail markets as evidenced by recent openings in the sector [1]

Net New Store Openings Modestly Expected To Rise


Net New Store Openings
1,500
1,200
900
600
300
676
343
735
966
1,329
831
858
2009
2010
2011
2012
2013
2014
2015E

MAJORITY OF 2014 NET OPENINGS WERE FROM NON-MALL RETAIL TENANTS

- Most openings from mall retailers: Michael Kors Holdings, GAP, H&M and Zumiez
- Most openings from non-mall retailers: Walmart, Family Dollar, TJX Cos, Dick's Sporting Goods and Ross Stores


Net Community Center Tenants 40%
Net Power Center 39%
Net Mall 21%

1. Source: Company reports, REIS, BAML Global Research; April 20, 2015.

FORWARD-LOOKING STATEMENTS

This presentation, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as uncertainty added to the economic forecast due to the sharp drop in oil and energy prices in late 2014; financing risks, including the availability of and costs associated with sources of liquidity; our ability to refinance, or extend the maturity dates of, our indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which we operate; acquisition, disposition, development and joint venture risks; property ownership and management risks; our ability to maintain our status as a real estate investment trust for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property we own; risks related to the geographical concentration of our properties in Florida, Indiana, and Texas; insurance costs and coverage; other factors affecting the real estate industry generally; and other uncertainties and factors identified in this presentation and, from time to time, in reports we file with the SEC or in other documents that we publicly disseminate, including, in particular, the section titled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.